                                                                    EXHIBIT 10.1


                        PRIMARY TAX ALLOCATION AGREEMENT

     THIS PRIMARY TAX ALLOCATION AGREEMENT (this "Agreement") is made and entered into effective as of January 1, 2001 by and among WATERMARK COMMUNITIES INC., a Delaware corporation (the "Parent"), WCI COMMUNITIES, INC., a Delaware corporation ("WCI"), BAY COLONY-GATEWAY, INC., a Delaware corporation ("BCG"), BCG's Subsidiaries (each a "BCG Subsidiary") and each of the other direct and indirect subsidiaries of WCI, (excluding BCG's Subsidiaries, each a "Subsidiary" and collectively the "Subsidiaries").

                                  WITNESSETH:

     WHEREAS, the parties hereto are some of the members of an affiliated group (the "Affiliate Group") as defined in Section 1504(a) of the Internal Revenue Code (the "Code"); and

     WHEREAS, the Affiliated Group will file U.S. and state consolidated income tax returns for its tax year 2001 and is required to file consolidated tax returns for subsequent years; and

     WHEREAS, it is the intent and desire of the parties hereto that a method be established for allocating the consolidated federal and state income tax liability, intangibles tax liability, franchise tax liability and other similar tax liability of the Affiliated Group among its members, for reimbursing the Parent for payment of such tax liability, for compensating any party for use of its losses or tax credits, to provide for special allocation of deductions created by the payment to a party, or accrual of an item payable to a party, which creates a deduction with respect to the payment on accrual, and to provide for the allocation and payment of any refund arising from a carryback on losses or tax credits from subsequent tax years; and

     WHEREAS, the parties desire to treat BCG and BCG's Subsidiaries as a separate subgroup of the Affiliated Group (the "BCG Subgroup") for purposes of allocating the appropriate portion of the consolidated federal and state income tax liability, intangibles tax liability, franchise tax liability and other similar tax liability of the Affiliated Group;

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties hereto agree as follows:

     1. U.S. and State consolidated income tax returns shall be filed by the Parent for the tax year ended December 31, 2001, and for each subsequent taxable period in respect of which this Agreement is in effect and for which the Affiliated Group is required or permitted to file consolidated tax returns. WCI, BCG and the Subsidiaries will execute and file, and BCG will cause each member of the BCG Subgroup to execute and file, such consents, elections, and other documents as may be required or appropriate for the proper filing of such returns.

     2. For purposes of calculating each party's share of the consolidated federal and state tax liability, the Parent shall specially allocate to each of WCI, the BCG Subgroup and each Subsidiary any item of deduction resulting from the payment by the Parent or WCI to WCI, any member of the BCG Subgroup or any Subsidiary, or the accrual of any such payment.

     3. For each tax period, after the special allocations made pursuant to the provisions in Section 2, each of WCI, BCG (on behalf of the BCG Subgroup) and each Subsidiary shall compute its separate federal and state income tax liability by multiplying its net taxable income by the Parent's effective consolidated federal and state income tax rate (the "Combined Tax Rate"). The separate federal and state income tax liability shall be computed, in the case of WCI and a Subsidiary, on a separate company basis as if it were filing separate federal and state corporate income tax returns, and, in the case of BCG (on behalf of the BCG Group), on a separate Affiliated Group basis, as if BCG were filing consolidated federal and state corporate income tax returns on behalf of the BCG Group. For purposes of this calculation, none of the income or losses of WCI, the BCG Subgroup or any Subsidiary shall be attributed to the Parent or used in the calculation of the Parent's taxable income, and none of the income or losses of the BCG Subgroup shall be attributed to WCI or any Subsidiary, or used in the calculation of WCI taxable income.

     4. If WCI, the BCG Subgroup and each Subsidiary would be subject to federal and state income tax if it filed a separate income return, then WCI, the BCG Subgroup and each Subsidiary shall pay its amount so calculated under
Section 3 to the Parent.

     5. If WCI, the BCG Subgroup and each Subsidiary would be entitled to a refund of federal and state income tax if it filed a separate income tax return, Parent shall pay WCI, the BCG Subgroup, and each Subsidiary the amount so calculated under Section 3.

     6. In the event that the Parent is not able to pay interest on obligations because WCI did not, or was not permitted to, make distributions to the Parent to permit such payment but the Parent may deduct such interest accrued for federal or state income tax purposes, and such deduction results in reducing the federal and/or state income taxes payable by the Affiliated Group, then WCI shall pay to the Parent its proportionate share, determined in the manner provided in Sections 3, 4 and 5, of the reduction of federal and/or state income taxes payable by the Affiliated Group resulting from the amount by which the amount of interest accrued and deducted exceeds the amount of interest actually paid.

     7. For each tax period WCI, BCG on behalf of the BCG Subgroup, and each Subsidiary shall calculate its separate intangibles tax liability on the basis of taxable intangibles owned by it and on the value of its own equity (exclusive of its subsidiaries) and not eliminated in consolidation, and shall calculate its separate franchise tax liability and other similar tax liability, and each of WCI, the BCG Subgroup and the Subsidiaries shall pay to the Parent (a) its appropriate share of consolidated intangibles tax liability, based upon the ratio that each member's separate liability, as so determined, bears to the consolidated intangibles tax liability, and (b) its appropriate share of consolidated or combined franchise tax liability and other similar tax liability in the ratio that its separate liability for each of such items, as so determined, bears to the consolidated or combined liability, or on some other equitable basis as determined by the Parent.

     8. For purposes of this Agreement, any consolidated liability for alternative minimum tax shall be calculated and paid by the parties consistent with the manner in which federal and state income tax liabilities are determined under this Agreement.

     9. Payment of the consolidated federal and state income tax liability, intangibles tax liability, franchise tax liability and other similar tax liability for a taxable period shall include the payment of estimated tax installments due for such taxable period, and WCI, BCG (on behalf of the BCG Subgroup), and each Subsidiary shall pay to the Parent its share of each payment within ten days of receiving notice of such payment from the Parent, but in no event later than the due date for each such payment. Any amounts paid by WCI, any member of the BCG Subgroup or any Subsidiary on account of separate estimated tax payments that are credited against the consolidated federal or state income tax liability, intangibles tax liability, franchise tax liability and other similar tax liability of the Affiliated Group shall be included in determining the payments due from WCI, the BCG Subgroup or any Subsidiary. Any overpayment of estimated tax shall be refunded to the party who made such payment.

     10. If the consolidated federal, state, intangibles, franchise, and other similar tax liability of the Affiliated Group is adjusted for any taxable period, whether by means of an amended return, claim for refund or audit by the Internal Revenue Service or any comparable state agency, the liability of the Parent, WCI, the BCG Subgroup and each Subsidiary shall be recomputed to give effect to such adjustments. In the case that the Parent receives a refund, the Parent shall make payment to each of WCI, BCG and each Subsidiary for its share of the refund, determined in the same manner as provided in Sections 2, 3, 4 and 5 above, within ten days after the refund its received by the Parent; and in the case of an increase in tax liability of the Parent, WCI, BCG and each Subsidiary shall pay to the Parent its allocable share of such increased tax liability, determined in the same manner as provided in Sections 2, 3, 4 and 5 above, within ten days after receiving notice of such liability from the Parent.

     11. If during a consolidated return period, the Parent or WCI acquires or organizes another corporation that is required to be included in the consolidated return, that corporation shall join in and be bound by this Agreement.

     12. This Agreement shall apply, with respect to each party, to each tax year with respect to which such party was a member of the Affiliated Group under Section 1504(a) of the Code, unless the Parent, WCI, BCG and the Subsidiaries agree to terminate the Agreement. Notwithstanding such termination, this Agreement shall continue in effect with respect to any payment or refunds due for all taxable periods prior to termination.

     13. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives on the date first above written.


                                              WATERMARK COMMUNITIES INC.

                                              BY: /s/ STEVEN C. ADELMAN
                                                 ------------------------------
                                              Name:  Steven C. Adelman
                                              Title: Senior Vice President


                                              WCI COMMUNITIES, INC.


                                              By: /s/ STEVEN C. ADELMAN
                                                 ------------------------------
                                              Name:  Steven C. Adelman
                                              Title: Senior Vice President


                                              BAY COLONY-GATEWAY, INC.

                                              By: /s/ STEVEN C. ADELMAN
                                                 ------------------------------
                                              Name:  Steven C. Adelman
                                              Title: Senior Vice President

                                              FINANCIAL RESOURCES GROUP, INC.


                                              By: /s/ JAMES D. CULLEN
                                                 ------------------------------
                                              Name:  James D. Cullen
                                              Title: Vice President


                                              FIRST FIDELITY TITLE, INC.


                                              By: /s/ JAMES D. CULLEN
                                                 ------------------------------

                                              Name:  James D. Cullen
                                              Title: Vice President

                                              FLORIDA LIFESTYLE MANAGEMENT
                                              COMPANY

                                              By: /s/ JAMES D. CULLEN
                                                 ------------------------------

                                              Name:  James D. Cullen
                                              Title: Vice President


                                              LIVINGSTON NAPLES, INC.


                                              By: /s/ JAMES D. CULLEN
                                                 ------------------------------

                                              Name:  James D. Cullen
                                              Title: Vice President

                                              LIVINGSTON ROAD, INC.

                                              By: /s/ JAMES D. CULLEN
                                                 ------------------------------

                                              Name:  James D. Cullen
                                              Title: Vice President

                                              PANTHER DEVELOPMENTS, LLC


                                              By: /s/ JAMES D. CULLEN
                                                 ------------------------------

                                              Name:  James D. Cullen
                                              Title: Vice President

                                              SUN CITY CENTER GOLF PROPERTIES,
                                              INC.

                                              By: /s/ VIVIEN N. HASTINGS
                                                 ------------------------------

                                              Name:  Vivien N. Hastings
                                              Title: Secretary

                                              SUN CITY CENTER REALTY, INC.


                                              By: /s/ JAMES D. CULLEN
                                                 ------------------------------

                                              Name:  James D. Cullen
                                              Title: Vice President

                                              WATERMARK REALTY, INC.


                                              By: /s/ JAMES D. CULLEN
                                                 -------------------------------

                                              Name:  James D. Cullen
                                              Title: Vice President

                                              WI ULTRACORP OF FLORIDA, INC.

                                              By: /s/ GEORGE R. PAGE
                                                 -------------------------------

                                              Name:  George R. Page
                                              Title: President

                                              THE COLONY AT PELICAN LANDING GOLF
                                              CLUB, INC.

                                              By: /s/ JAMES D. CULLEN
                                                 -------------------------------

                                              Name:  James D. Cullen
                                              Title: Vice President

                                              COMMUNITIES AMENITIES, INC.

                                              By: /s/ JAMES D. CULLEN
                                                 -------------------------------

                                              Name:  James D. Cullen
                                              Title: Vice President


                                              COMMUNITIES HOME BUILDERS, INC.

                                              By: /s/ JAMES D. CULLEN
                                                 -------------------------------

                                              Name:  James D. Cullen
                                              Title: Vice President

                                              GATEWAY COMMUNICATIONS SERVICES,
                                              INC.

                                              By: /s/ JAMES D. CULLEN
                                                  ------------------------------

                                              Name:  James D. Cullen
                                              Title: Vice President

                                              JYC HOLDINGS, INC.

                                              By: /s/ GEORGE R. PAGE
                                                  ------------------------------

                                              Name:  George R. Page
                                              Title: President


                                              MARBELLA AT PELICAN BAY, INC.

                                              By: /s/ JAMES D. CULLEN
                                                  ------------------------------

                                              Name:  James D. Cullen
                                              Title: Vice President


                                              PELICAN LANDING GOLF RESORT
                                              VENTURES, INC.

                                              By: /s/ JAMES D. CULLEN
                                                 ------------------------------

                                              Name:  James D. Cullen
                                              Title: Vice President


                                              SARASOTA TOWER, INC.

                                              By: /s/ GEORGE R. PAGE
                                                 ------------------------------

                                              Name:  George R. Page
                                              Title: President

                                        TARPON COVE YACHT & RACQUET CLUB,
                                        INC.

                                        By: /s/ JAMES D. CULLEN
                                           ------------------------------

                                        Name: James D. Cullen
                                        Title: Vice President


                                        TIBURON GOLF VENTURES, INC.

                                        By: /s/ JAMES D. CULLEN
                                           ------------------------------

                                        Name: James D. Cullen
                                        Title: Vice President


                                        WATERMARK POOLS, INC.

                                        By: /s/ THOMAS McCALL
                                           ------------------------------

                                        Name: Thomas McCall
                                        Title: Secretary


                                        WATERMARK REALTY REFERRAL, INC.

                                        By: /s/ JAMES D. CULLEN
                                           ------------------------------

                                        Name: James D. Cullen
                                        Title: Vice President


                                        WCI COMMUNITIES PROPERTY
                                        MANAGEMENT, INC.

                                        By: /s/ JAMES D. CULLEN
                                           ------------------------------

                                        Name: James D. Cullen
                                        Title: Vice President

                                        WCI GOLF GROUP, INC.

                                        By: /s/ JAMES D. CULLEN
                                           ------------------------------

                                        Name: James D. Cullen
                                        Title: Vice President


                                        WCI REALTY, INC.

                                        By: /s/ JAMES D. CULLEN
                                           ------------------------------

                                        Name: James D. Cullen
                                        Title: Vice President


                                        BAY COLONY REALTY ASSOCIATES, INC

                                        By: /s/ VIVIEN N. HASTINGS
                                           ------------------------------

                                        Name: Vivien N. Hastings
                                        Title: Secretary

                                        BAY COLONY REALTY ASSOCIATES, INC

                                        By: /s/ JAMES D. CULLEN
                                           ------------------------------

                                        Name: James D. Cullen
                                        Title: Vice President

                                        CORAL RIDGE COMMUNITIES, INC.

                                        By: /s/ VIVIEN N. HASTINGS
                                           ------------------------------

                                        Name: Vivien N. Hastings
                                        Title: Secretary


                                        CORAL RIDGE PROPERTIES, INC.

                                        By: /s/ VIVIEN N. HASTINGS
                                           ------------------------------

                                        Name: Vivien N. Hastings
                                        Title: Secretary

                                        CORAL RIDGE REALTY, INC.

                                        By: /s/ VIVIEN N. HASTINGS
                                           ------------------------------

                                        Name: Vivien N. Hastings
                                        Title: Secretary
                                        CORAL RIDGE REALTY SALES, INC.

                                        By: /s/ VIVIEN N. HASTINGS
                                           ------------------------------

                                        Name: Vivien N. Hastings
                                        Title: Secretary


                                        FLORIDA DESIGN COMMUNITIES, INC.

                                        By: /s/ VIVIEN N. HASTINGS
                                           ------------------------------

                                        Name: Vivien N. Hastings
                                        Title: Secretary


                                        FLORIDA NATIONAL PROPERTIES, INC.

                                        By: /s/ STEVEN C. ADELMAN
                                           ------------------------------

                                        Name: Steven C. Adelman
                                        Title: Treasurer


                                        GATEWAY COMMUNITIES, INC.

                                        By:
                                           ------------------------------

                                        Name: Steven C. Adelman
                                        Title: Treasurer


                                        GATEWAY REALTY SALES, INC.

                                        By:
                                           ------------------------------

                                        Name: Steven C. Adelman
                                        Title: Treasurer

                                        HERON BAY, INC.

                                        By: /s/ STEVEN C. ADELMAN
                                           ------------------------------

                                        Name: Steven C. Adelman
                                        Title: Treasurer


                                        HERON BAY GOLF COURSE PROPERTIES,
                                        INC.

                                        By: /s/ STEVEN C. ADELMAN
                                           ------------------------------

                                        Name: Steven C. Adelman
                                        Title: Treasurer


                                        PELICAN BAY PROPERTIES, INC.

                                        By: /s/ STEVEN C. ADELMAN
                                           ------------------------------

                                        Name: Steven C. Adelman
                                        Title: Treasurer


                                        PELICAN LANDING COMMUNITIES, INC.

                                        By: /s/ STEVEN C. ADELMAN
                                           ------------------------------

                                        Name: Steven C. Adelman
                                        Title: Treasurer


                                        PELICAN LANDING PROPERTIES, INC.

                                        By: /s/ STEVEN C. ADELMAN
                                           ------------------------------

                                        Name: Steven C. Adelman
                                        Title: Treasurer

                                        PELICAN MARSH PROPERTIES, INC.

                                        By: /s/ STEVEN C. ADELMAN
                                           ------------------------------

                                        Name: Steven C. Adelman
                                        Title: Treasurer


                                        TARPON COVE REALTY, INC.

                                        By: /s/ STEVEN C. ADELMAN
                                           ------------------------------

                                        Name: Steven C. Adelman
                                        Title: Treasurer


                                        WCI HOMES, INC.

                                        By: /s/ RICHARD VANDERMEER
                                           ------------------------------

                                        Name: Richard Vandermeer
                                        Title: Vice President


                                        COMMUNITIES FINANCE COMPANY, LLC

                                        By: /s/ VIVIEN N. HASTINGS
                                           ------------------------------

                                        Name: Vivien N. Hastings
                                        Title: Vice President